Credit Suisse High Yield Conference October 4 - 5, 2012 Exhibit 99.1

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments.
Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards.
The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as “probable,” “possible,” P2 or P3 and
“non-proved” reserves, reserves “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as “forward-looking”
statements within the meaning of the securities laws. These statements speak only as of the date made.
Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially. The estimates of recoverable resources per well and completed well costs included herein are based upon other typical results in these shale plays and may not be indicative of actual results.

Endeavour At A Glance
Near-term growth through lower risk development activities
•
Growing cash flow from U.K. development projects
•
Exposure to Brent crude oil and European gas
•
Increasing liquids production near-term
Balanced Strategy
•
Oil and Gas
•
U.K. and U.S.
•
Conventional and unconventional
•
Short and long-term production opportunities
Near-Term Potential Catalysts
•
Acquisition of MacCulloch and Nicol from ConocoPhillips – U.K.
•
Rochelle field development in execution phase – U.K.
•
Heath Oil Shale proof of concept – U.S.
* Market capitalization as of 10/1/12 with common shares outstanding and those securities in the money.
** Reserves are pro forma for the acquisition of MacCulloch and Nicol.
   Stock Symbol
     New York Stock Exchange
END
     London Stock Exchange
ENDV
   Market Capitalization*
$498.4 million
   Diluted Shares Outstanding
50.8 million
   Proved & Probable Reserves **
76.0 MMBOE
Key Figures

Significant Production Growth – Acquisition and Near-Term Projects
10,000 – 11,000 boepd
14,000 – 18,000 boepd
Current Production
Pro forma Production and
MacCulloch & Nicol Fields
UK Oil US Gas UK Gas
Pro forma Production -
Rochelle
20,000 – 25,000 boepd

57%
30%
13%
(1)
(2)
(3)
71%
29%
86%
14%
(1) As of March 31, 2012, pro forma for additional Alba interests acquired on May 31, 2012 and two producing wells from Bacchus.
(2) Assumes the closing of acquisition of MacCulloch and Nicol fields expected in early 4Q 2012.
(3) Rochelle production expected in 4Q 2012 and 3 Bacchus well expected in 2013.
rd

MMBoe
CAGR: 43%
26.1
38.9
43.7
76.0
100%
19.3
6.8
20.7
18.2
25.0
18.7
33.7
42.3
41% GAS
59% OIL
2008
2009
2010
2011(1)
Proved
Probable

Our Growing Resource Base (1) Pro forma for reserves of assets acquired and to be acquired in the North Sea Acquisition. Reserve Growth 5

$2,467
$1,288
$810
$715
$0
$500
$1,000
$1,500
$2,000
$2,500
2P PV-10 1P PV-10 Total Debt Net Debt

Reserve Valuation
Net Asset Valuation
(1) Pre-tax PV-10 as of December 31, 2011 pro forma for the acquisition of assets in the North Sea per NSAI audited reserve reports for respective assets.
(1) (1)

Reserves Value Make-Up and Migration
Reserves Migrate from Probable to Proved from Known Fields, with Little Capital Investment

$0
$500
$1,000
$1,500
$2,000
$2,500
1P PV-10 1P PV-10
Over Time = 2P
Rochelle Bacchus Alba Other

12
13
14
15
16
18
19
20
21
22
23
18
25
26
27
28
29
30

Overview of Endeavour’s U.K. Assets

*  On 12/27/11, END announced the acquisition of three ConocoPhillips assets in the North
Sea, including an increased working interest in Alba and two new assets – MacCulloch and
Nicol. Alba acquisition closed on May 31, 2012. MacCulloch and Nicol expected to close in early
4Q 2012.
Current Production
Development Projects
Bacchus
Enoch
Columbus
Bittern
Alba
MacCulloch
Nicol
Renee
Rubie
Ivanhoe /
RobRoy
Rochelle

Expected 2012 Exit Position of Endeavour

GDF Suez
Premier
EnQuest
DONG Energy
Hess Corporation
OMV
RWE Dea
Dyas
Canadian Natural Resources
E.ON Ruhrgas
Marathon
ATP Oil & Gas
Perenco
Ithaca Energy
Wintershall
Nautical Petroleum
Fairfield Energy
Sterling Resources
Itochu
BHP Billiton
Murphy Oil
JX Nippon Oil & Energy
Corp
Xcite Energy
Tullow Oil
EnCore Oil Marubeni
Noble Energy Bayerngas
EOG Resources
Valiant Petroleum
Chrysaor
Agora Oil & Gas
First Oil
Bridge Energy
DEO Petroleum
KNOC
Endeavour UK
Endeavour UK +
Bacchus/Rochelle
and Acquisition
0
20
40
60
80
100
0 5 10 15 20 25 30 35 40
Production (kboe/d)
Source: Woodmac

9
6
7
14
15
11
12
0
10 Km

West Block
Central Block
East Block
Far East Block
3800
3900
3700
382400
383200
384000
384800
385600
386400
387200
388000
388800
0
500
1000
1500
2000m

Bacchus - Block 22/06a Central North Sea

First two wells on production, initial rate
~13,000 boepd gross
Reservoir is formed by shallow marine
Fulmar sandstones of Upper Jurassic age
Oil exported to Forties Pipeline System
END WI: 30%
Operator: Apache (50% WI)
Partner: First Oil (20% WI)
Bacchus
Forties
B3Y
B2

14
21
20

Scott Platform
East Wim
SSIV
Telford
West Wim
Sage/Miller
South Scott
10" Pipeline
Control Umbilical
30 km
Rochelle Manifold
Rochelle Well 2
Rochelle Well 1
Endeavour
Rochelle Field Development
Overall Field Layout

Project in execution phase
• The first of two planned development wells spud on
August 1, 2012
• Installation of the pipe and manifolds commenced
• Pipe laying operations underway
• Modifications at Scott platform substantially
completed
Off-take capacity at the Scott Platform is 100
mmcf/d in year one ramping up to 120 mmcf/d in
the second year
Reservoir Development
• 2 x 500m horizontal development wells
• High potential wells at 100 mmcf/d per well
• Gravel pack with pre-drilled liner
• 5 ½” completion with permanent downhole
pressure/temperature gauges
Rochelle - Blocks 15/26b, 15/26c and 15/27

Operator: Endeavour (44% WI)
Partners: Nexen (41% WI), Premier Oil (15% WI)
FDP Approved: February 2011
Online: Q4 2012
Rochelle
Renee Rubie
Ivanhoe /
RobRoy
Goldeneye

Rochelle Field - Development Status

• Pipeline section fabrication completed
2012 Achievements
• Commenced full pipeline completed
• Deliveries on target
• Beds on the platform allocated
• Regulatory consents in place
• Drilling commenced on August 1, 2012
• Pipe laying operations underway
• Rochelle first gas in 4Q

16
22

Facilities
•130m Water Depth
•390,000 BLPD production capacity
•400,000 BLPD injection capacity
•Slots - 31 ANP, 12 sub-sea
•Producers: 25 platform, 10 sub-sea
•Injectors: 7 wells

Alba Field Overview - Block 16/26a
450ft water depth
Late Eocene reservoir at ~6,200ft depth
• Massive homogeneous unconsolidated
sands with excellent quality
35 Platform and subsea wells
Three well infill drilling program planned
for 2012
Oil exported by tanker

END WI: 25.68%
Operator: Chevron (23.37% WI)
Partners: Statoil (17% WI)
BP (13% WI)
Total (12.65% WI)
CIECO/Itochu (8% WI)
Discovered/1st
Production 1984/1994
Alba
MacCulloch
Nicol
Britannia

ALBA FIELD MAP
Top Main Field Reservoir Map
(SI04 Interpretation)
(Updated June 2010)
Meters
0 1000 2000
ED50 UTM Zone 31
Depth (ft TVDSS)
-6000
-6100
-6200
-6300
-6400
-6500
-6600
-6700

Infill Drilling Campaign
Forecast
History
GROSS Monthly Stream Rate (Bbl/d)
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Jan-2009
Jul-2009
Jan-2010
Jul-2010
Jan-2011
Jul-2011
Jan-2012
Jul-2012

Alba Field - Future Development
Sustain current production and increase reserves
through continued development drilling
Cumulative production to date
• ~373 MMbbls gross
Infill drilling since 2009 has largely sustained
Continuation of infill drilling program
• 2012 campaign extended from 6 to 9 months
• Continuation of drilling included in operator’s business
plan
• Large basket of further drilling opportunities identified
• Addition to current reserves
• Low economic threshold
• Short payback time

production

MacCulloch Field Overview - Block 15/24b
490ft water depth
Paleocene reservoir at ~6,200ft depth
• Large and extensive natural aquifer pressure
support
5 active wells
FPSO off-take solution
Currently operated by ConocoPhillips.

END WI: 40% WI*
Partners: ENI(40% WI)
Noble Energy (14% WI)
Talisman (6% WI)
Discovered/1st
Production 1990/1997
Alba
MacCulloch
Nicol
Britannia
*  On 12/27/11, END announced the acquisition of three ConocoPhillips assets in the
North Sea. MacCulloch is expected to close in early Q4 2012.

W12
~1,500 bopd
84% WCUT
W8
~3,550 bopd
73% WCUT
W7
W10
~1,650 bopd
89% WCUT
W4
W11
~3,300 bopd
73% WCUT
E1
~1,500 bopd
89% WCUT
Producing wells
Potential production
Optimisation opportunity

25,000
20,000
15,000
10,000
5,000
0
GROSS Monthly Stream Rate (Bbl/d)
Forecast
History
Jan-2009
Jul-2009
Jan-2010
Jul-2010
Jan-2011
Jul-2011
Jan-2012
Jul-2012

MacCulloch Field - Details
Cumulative production to date
• 114 MMbbl gross
Plan to assume operatorship from
ConocoPhillips on completion of
acquisition
• Plans to perform a detailed asset performance
review:
• Evaluation of infill / near field potential
• Opportunity to return shut-in wells to production
• Optimization of gas lift rates and distribution
• Debottlenecking, improvement to compressor
performance and availability
• Improve operational efficiency
• Manage offshore duty holder (NSPC) to
implement operational improvements
• Subject to partner and DECC approval

WASHINGTON
OREGON
IDAHO
MONTANA
WILLISTON BASIN
NORTH DAKOTA
MINNESOTA
SOUTH DAKOTA
WYOMING
NEVADA
UTAH
COLORADO
DENVER BASIN
NEBRASKA
KANSAS
IOWA
FOREST CITY BASIN
MISSOURI
WISCONSIN
MICHIGAN BASIN
MICHIGAN
ILLINOIS
ILLINOIS BASIN
INDIANA
OHIO
NEW YORK
PENNSYLVANIA
W. VIRGINIA
VIRGINIA
KENTUCKY
TENNESSEE
ARIZONA
NEW MEXICO
OKLAHOMA
ANADARKO BASIN
ARKOMA BASIN
ARKANSAS
BLACK WARRIOR BASIN
ALABAMA
GEORGIA
PERMIAN BASIN
FORT WORTH BASIN
TEXAS
LOUISIANA
FLORIDA
MAINE

Overview of Endeavour’s US Assets
Heath Shale Oil Play - MT
Marcellus Play - PA
Haynesville Play – LA/ E. TX
Cretaceous Plays - CO
US Q2 2012
542,000 gross / 146,000 net acres
15.4 MMCFe/D net production

MONTANA THRUST BELT
MONTANA
HEATH OIL FAIRWAY
WILLISTON BASIN

Petroleum
Garfield
Musselshell
Treasure
Rosebud

Heath Shale ‘Tight Oil’ Play in Central Montana
25% joint venture with two independent
Montana producers
430,000+ gross acres primarily in Garfield and
Rosebud Counties (94,000 net to END)
Re-entry of 1 vertical planned in the coming
months. Currently in process of securing a rig
to drill the Zeus 1H-13 in Rosebud country
Robust  activity with more than 20 drilling
permits around Endeavour’s acreage
‘Bakken-like’ play, but shallower
(4000- 5500 ft. depth)
A proven petroleum system ~ 137 MMBO
cumulative production (Heath Shale is the
primary source rock)
Rich, oil-prone source rock, up to 20%
total organic carbon content, light oil
Heath Play Attributes
Heath Play, END Activity

END CMR Cirque Cabot          Fidelity             Heath sourced oil fields
Schmidt 44-27h
IP 248 boepd
Rock Happy 33-3H
IP 271 boepd
END/CMR
Zeus1H-13
st

OKLAHOMA
ARKANSAS
TX - LA - MS SALT BASINS
Haynesville
Producing Area
MS.
TEXAS
LOUISIANA

NY
PA
Ohio
Marcellus gas fairway

The Haynesville and Marcellus Plays

Low cost entry with limited drilling
requirements
Endeavour’s Marcellus and Haynesville
acreage largely held by production
• No wells currently drilling
Future capex is at Endeavour’s discretion,
enabling the Company to wait for a gas
price recovery prior to development
Haynesville Shale Play
Marcellus play developing around
Endeavour’s core HBP acreage
• 14,900 gross acres (6,750 net to END)
• Strategic leasehold in HBP status
34,500 gross acres (15,800 net to END)
Solid well results in adjacent areas on trend
with southern McKean and Cameron
counties

Financial Philosophy
Maintain disciplined, conservative approach to capital spending
• Allocate capital to optimize and grow our asset base, making appropriate adjustments in sustained periods of lower commodity prices
• Capital budget is expected to be fully funded from operations
• Focus on assets that have controllable capex requirements and low cost abandonment obligations
• General approach is to protect downside and keep upside potential
Improve credit profile each year
Enter into a bank revolver for working capital and lower cost of capital during 2013
Continue non-speculative hedging policy to minimize cash flow volatility

$10
$10
$14
$135
$500
$100
$63
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
2012 2013 2014 2015 2016 2017 2018

Debt Maturity Profile
($ in millions)
(1)
Subordinated Notes due 2014
Convertible Notes due 2016 ($18.51 per share conversion price)
Convertible Bonds due 2016 ($16.52 per share conversion price)
Senior Notes due 2018
Revolving Credit Facility due 2013 *
* Being replaced by a new bank syndicate in 2013.
$110
$198
$500

Capital Structure

($ mm)
December 31, March 31, June 30,
2011 2012 2012
Cash and Deposits 106.0 $           511.6 $           94.7 $
Senior Term Loan, 12% plus 3% PIK, due 2013 240.3              241.6
Revolving Credit Facility, 13%, due 2013 -                   -                   100.0
Senior Notes, 12%, due 2018, net -                   480.3              481.1
Convertible Bonds, 11.5%, due 2016 @ $16.52, net 60.0                62.2                63.9
Convertible Senior Notes, 5.5%, due 2016 @ $18.51 135.0              135.0              135.0
Subordinated Notes, 12%, due 2014 32.0                32.2                29.8
Total Net Debt 361.3 $           439.6 $           715.0 $
Series C Preferred Stock, convertible @ $8.75 37.0                37.0                37.0
Stockholders' Equity 154.1              120.0              137.7
Equity Component 191.1 $           157.0 $           174.7 $
Shares Outstanding - assuming all converted June 30, 2012
Common Stock 46.6
Series C Preferred Stock, convertible @ $8.75 4.2
Convertible Bonds, 11.5%, due 2016 @ $16.52 4.0
Convertible Senior Notes, 5.5%, due 2016 @ $18.51 7.3
Options, warrants and stock-based compensation 2.9
65.1

2012 Capital Plan by Project - $175mm to $200mm
2012 is About Turning On and Maintaining North Sea Production
Note: Capital Plan is pro forma for the North Sea Acquisition

$0
$20
$40
$60
$80
$100
$120
Rochelle Bacchus UK Other US

Key Credit Highlights

Balanced business strategy based on the low risk exploitational development of proven petroleum systems with current technology
North Sea acquisition has significantly increase production and cash flow
Significant production growth expected in 2013 from known developments
Production is primarily exposed to premium Brent crude oil (57%) and UK natural gas (30%) commodity pricing
Opportunity in 2013 to improve the credit profile and capital structure
Low cost option on North American portfolio

Corporate Focus

North Sea Asset Acquisition
•
Closed acquisition of Alba interests on May 31, 2012
•
Closing on the acquisition of MacCulloch and Nicol field interests expected in early 4Q
Bacchus Development On-line
•
First two wells on production with field performance at 13,000 boepd gross and above expectations
Rochelle in Execution Phase:
•
Drilling by the Diamond Ocean Nomad commenced on August 1, 2012
•
Subsea installation of pipe-in-pipe structure started in September
•
First gas in 4Q 2012
2013 Focus
•
Generate cash, improve cost of capital, pay down debt and pursue the existing portfolio of assets

LSE:ENDV NYSE:END www.endeavourcorp.com
Mike Kirksey
Chief Financial Officer
713.307.8788 / +44.207.451.2381
mike.kirksey@endeavourcorp.com
Darcey Matthews
Director of Investor Relations
713.307.8711
darcey.matthews@endeavourcorp.com
INVESTOR CONTACTS: